================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K
                               ------------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 6, 2006

                              --------------------

                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 1-16337                                           76-0476605
        (Commission File Number)                       (IRS Employer Identification No.)

       333 CLAY STREET, SUITE 4620
             HOUSTON, TEXAS                                          77002
(Address of principal executive offices)                           (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (b) On April 3, 2006, Andrew L. Waite informed Oil States International, Inc. (the "Company") that he would not stand for re-election as a Class II director of the Company at the annual meeting of stockholders of the Company to be held on May 18, 2006 (the "2006 Annual Meeting").

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.


Exhibit
Number              Description of Document
-------             -----------------------
99.1                Letter from Andrew L. Waite dated April 3, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OIL STATES INTERNATIONAL, INC.



Date:    April 6, 2006              /s/ CINDY B. TAYLOR
                                    -------------------------------------------
                                    Name:   Cindy B. Taylor
                                    Title:  Senior Vice President and
                                            Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number              Description of Document
-------             -----------------------
99.1                Letter from Andrew L. Waite dated April 3, 2006